                                  EXHIBIT 4.1

                           SPECIMEN OF COMMON STOCK


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                                     M(TM)

                              MYCOGEN CORPORATION

THIS CERTIFICATES IS TRANSFERABLE    INCORPORATION UNDER THE LAWS OF THE STATE OF CALIFORNIA     SEE REVERSE FOR STATEMENTS RELATING
 IN BOSTON, MA OR NEW YORK, NY                                                                         TO RIGHTS, PREFERENCES,
                                                                                                 PRIVILEGES AND RESTRICTIONS, IF ANY
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  This Certifies that                                                                                    CUSIP  628452  10  4



                                                             SPECIMEN


  is the record holder of
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                        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
              -------------------------------------------MYCOGEN CORPORATION-------------------------------------
       --------------------------------------------------                   --------------------------------------------
              -------------------------------------------                   -------------------------------------

       transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated                                                COUNTERSIGNED AND REGISTERED:
                                                               THE FIRST NATIONAL BANK OF BOSTON
                                                                            TRANSFER AGENT AND REGISTRAR
                                                              BY  /s/  M. Denzic
                                                                                   AUTHORIZED SIGNATURE

            /s/  Carlton J. Eibl                                                               /s/ Jerry Caulder
                   SPECIMEN                [STAMP OF MYCOGEN CORPORATION APPEARS HERE]            SPECIMEN
                   SECRETARY                                                                CHAIRMAN OF THE BOARD
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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the
Secretary of the Corporation at its corporate headquarters.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Amended and Restated Rights Agreement between Mycogen
Corporation and The First National Bank of Boston dated as of October 19, 1995
(the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Mycogen Corporation. Under certain circumstances, as set forth in the Rights
Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Mycogen Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights Issued to any Person who becomes an Acquiring
Person (as defined in the Rights Agreement) may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -- as tenants in common                             UNIF GIFT MIN ACT -- ................ Custodian .................
     TEN ENT -- as tenants by the entireties                                               (Cust)                     (Minor)
     JT TEN  -- as joint tenants with right of                                        under Uniform Gifts to Minors
                survivorship and not as tenants                                       Act ........................................
                in common                                                                                (State)
                                                                 UNIF TRF MIN ACT  -- ............. Custodian (until age ........)
                                                                                         (Cust)
                                                                                      .................... Under Uniform Transfers
                                                                                          (Minors)
                                                                                      to Minors Act ..............................
                                                                                                                (State)
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    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,__________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________

                                    X___________________________________________

                                    X___________________________________________
                                     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                             NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR. WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-15.